UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): July 23, 2007

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

In our Current Report on Form 8-K filed on July 23, 2007 (the “Initial 8-K”), we reported that we completed our previously announced acquisition of Enerwise Global Technologies, Inc. As permitted by Item 9.01 of Form 8-K, we indicated in the Initial 8-K that we would file financial statements for Enerwise Global Technologies, Inc. and pro forma financial information reflecting the effect of the acquisition by amendment to the Initial 8-K. Accordingly, this Amendment No. 1 on Form 8-K/A amends and supplements the Initial 8-K as follows:

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The consolidated financial statements of Enerwise Global Technologies, Inc. required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 of this Amendment No. 1 on Form 8-K/A.

(b)	Pro forma financial information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.3 of this Amendment No. 1 on Form 8-K/A.

(c)	Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Consolidated balance sheets of Enerwise Global Technologies, Inc. and Subsidiaries as of December 31, 2005 and 2006, and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2005 and 2006 and Independent Auditors Report.

99.2	Unaudited consolidated financial statements of Enerwise Global Technologies, Inc. and Subsidiaries as of December 31, 2006 and March 31, 2007 and for the three months ended March 31, 2006 and 2007.

99.3	Unaudited pro forma condensed combined statements of operations of Comverge, Inc. and Enerwise Global Technologies, Inc. for the year ended December 31, 2006 and the three months ended March 31, 2007 and the unaudited pro forma condensed combined balance sheet of Comverge, Inc. and Enerwise Global Technologies, Inc. as of March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

Dated: October 1, 2007	By:	/s/ Michael D. Picchi
Michael D. Picchi
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Consolidated balance sheets of Enerwise Global Technologies, Inc. and Subsidiaries as of December 31, 2005 and 2006, and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2005 and 2006 and Independent Auditors Report.

99.2	Unaudited consolidated financial statements of Enerwise Global Technologies, Inc. and Subsidiaries as of December 31, 2006 and March 31, 2007 and for the three months ended March 31, 2006 and 2007.

99.3	Unaudited pro forma condensed combined statements of operations of Comverge, Inc. and Enerwise Global Technologies, Inc. for the year ended December 31, 2006 and the three months ended March 31, 2007 and the unaudited pro forma condensed combined balance sheet of Comverge, Inc. and Enerwise Global Technologies, Inc. as of March 31, 2007.